SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

     Filed by the registrant |X|
     Filed by a party other than the registrant | |

     Check the appropriate box:
     | | Preliminary proxy statement        | | Confidential,  for  Use  of  the
     |X| Definitive proxy statement             Commission only (as permitted by
     | | Definitive additional materials        Rule 14a-6(c)(2))
     | | Soliciting materialpursuant to
         Rule 14a-11(c) or Rule 14a-12

                       INTERNATIONAL FAST FOOD CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):
     | | $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     | | $500 per each party  to the  controversy  pursuant to Exchange Act Rule
         14a-6(i)(3).
     | | Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions apply:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5) Total Fee Paid:
--------------------------------------------------------------------------------
     | |  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
     | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
--------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------
     (3) Filing party:
--------------------------------------------------------------------------------
     (4) Date Filed:
--------------------------------------------------------------------------------

                       INTERNATIONAL FAST FOOD CORPORATION

            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
                              ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on August 18, 1997
                              ___________________

To the Shareholders
of International Fast Food Corporation:

      NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of International Fast Food Corporation, a Florida corporation (the "Company"), will be held at 9:00 a.m., local time, on Monday, August 18, 1997, at Cheeca Lodge in Islamorada, Florida for the following purposes:

      (1) To elect four members to the Company's Board of Directors to hold office until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

      (2) To consider and act upon a proposal to approve an increase in the number of shares which may be granted under the Company's 1993 Stock Option Plan from 600,000 shares to 2,000,000 shares; and

      (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on July 7, 1997 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

      Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                     By Order of the Board of Directors

                                     MITCHELL RUBINSON
                                     Chairman of the Board, Chief Executive
                                     Officer and President
Miami Beach, Florida
July 29, 1997

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                      1997 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                       INTERNATIONAL FAST FOOD CORPORATION
                              ___________________

                                PROXY STATEMENT
                              ___________________


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of International Fast Food Corporation, a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., local time, on Monday, August 18, 1997, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

      The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is July 29, 1997. Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report on Form 10-KSB, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139, and its telephone number is (305) 531-5800.


                          INFORMATION CONCERNING PROXY

      The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                             PURPOSES OF THE MEETING

      At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

      (1) The election of four members to the Company's Board of Directors to serve until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

      (2) A proposal to approve an increase in the number of shares which may be granted under the Company's 1993 Stock Option Plan from 600,000 shares to 2,000,000 shares (the "Amended Plan"); and

      (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

      Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the three nominees for director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

      The Board of Directors has set the close of business on July 7, 1997 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 17,555,517 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

      The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The proposal to approve the increase in the number of shares authorized for issuance under the Company's Amended Plan and any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

      Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

      A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered as shares present at the Annual Meeting, and will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                               SECURITY OWNERSHIP

      The following table sets forth, as of July 7, 1997, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) the Chief Executive Officer and the Chief Financial Officer of the Company (collectively, the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group:
                                                  Amount and
                                                  Nature of      Percentage of
         Name and Address of                      Beneficial      Outstanding
         Beneficial Owner(1)                      Ownership      Shares Owned(2)
--------------------------------------          --------------  ----------------
Mitchell Rubinson ...................            4,650,000(3)        26.26%

Marilyn Rubinson.....................            4,750,000           27.06%

Jaime Rubinson.......................            1,000,000            5.70%

Kim Rubinson.........................            1,000,000            5.70%

Joel Hirschhorn P.A..................            2,370,000           13.22%

Dr. Mark Rabinowitz..................            136,197(4)             *

James F. Martin......................            106,000(5)             *

Larry H. Schatz......................             50,000(6)             *

Leon Blumenthal......................            100,000(7)             *

All directors and executive officers as a group

 (five persons)......................          5,042,197(8)          28.08%
___________________________________
 *    Less than 1%.
(1) The address of each of the listed beneficial owners identified is c/o 1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised. As of July 7, 1997 there were 17,555,517 shares of Common Stock outstanding.
(3) Such figure includes options to purchase 150,000 shares of Common Stock granted to Mr. Rubinson pursuant to the Company's 1993 Stock Option Plan that are immediately exercisable at an exercise price of $.40. Such figure includes 80,000 outstanding shares of Common Stock presently owned by Mitchell and Edda Rubinson which are subject to an option granted to Whale Securities Co., L.P. ("Whale") to purchase at any time until August 30, 1998 at a purchase price of $5.50 per share (the "Rubinson/Whale Option").
(4) Such figure includes options to purchase 50,000 shares of Common Stock granted to Dr. Rabinowitz that are immediately exercisable at an exercise price of $.40.
(5) Such figure includes options to purchase 100,000 shares of Common Stock granted to Mr. Martin pursuant to an employment agreement that vest over a three (3) year period beginning in July 1998 at an exercise price of $.40.
(6) Such figure includes options to purchase 50,000 shares of Common Stock granted to Mr. Schatz that are immediately exercisable at an exercise price of $.40.
(7) Such figure includes options to purchase 100,000 shares of Common Stock granted to Mr. Blumenthal pursuant to an employment agreement that vest over a three (3) year period beginning in July 1998 at an exercise price of $.40.
(8)   See Notes (3)-(7) above.
                                        3

POSSIBLE CHANGES IN CONTROL OF THE COMPANY

      As of July 7, 1997, Mitchell Rubinson beneficially owned 25.6% of the outstanding Common Stock of the Company. To the extent that non-affiliates of Mitchell Rubinson utilize (and Mr. Rubinson does not) the following described securities to purchase shares of the Company's Common Stock, Mitchell Rubinson's percentage ownership of the Company will be reduced. As of July 7, 1997, the Company had 17,555,517 shares of Common Stock issued and outstanding not including shares of Common Stock reserved for issuance consisting of: (i) 1,231,654 shares of Common Stock reserved for issuance upon conversion of shares of the Company's Preferred Stock (conversion price of $3.00 per share); (ii) 290,800 shares of Common Stock reserved for issuance upon exercise of warrants (exercise price of $7.00 per share); (iii) 324,235 shares of Common Stock reserved for issuance upon conversion of $2,756,000 in principal amount of Debentures (conversion price of $8.50 per share); and (iv) 570,000 shares of Common Stock reserved for issuance upon the exercise of outstanding options under the Company's Stock Option Plan and Directors' Stock Option Plan.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were completed except that Mr. Leon Blumenthal did not file one report and Dr. Mark Rabinowitz did not file one report; however, these filings have been made as of the date hereof.


                         ELECTION OF DIRECTORS; NOMINEES

      The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors within limits specified by the Company's Articles of Incorporation. The Board of Directors has fixed at four (4) the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1998 Annual Meeting of the Shareholders or when his successor has been duly elected and qualified.

      The Company has nominated each of Mitchell Rubinson, James F. Martin, Larry H. Schatz and Dr. Mark Rabinowitz to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

      The executive officers and directors of the Company are as follows:

              Name                 Age                 Position
-------------------------------   -----   --------------------------------------

Mitchell Rubinson..............    50     Chairman of the Board, Chief Executive
                                          Officer and President

Leon Blumenthal................    56     Senior Vice President, Chief Operating
                                          Officer and General Manager

James F. Martin................    36     Chief Financial Officer, Treasurer and
                                          Director

Dr. Mark Rabinowitz............    49     Director

Larry H. Schatz................    51     Vice Chairman of the Board


      MITCHELL RUBINSON has served as the Chairman of the Board, Chief Executive Officer and President of the Company since its incorporation in December 1991. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of Capital Brands from March 1988 to April 26, 1996, and was the Treasurer of Capital Brands from March 1992 to April 1993. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of QPQ from July 1993 to May 1997 and served as the Chief Operating Officer of QPQ from October 1995 to May 1997.

      LEON BLUMENTHAL has served as the Senior Vice President, Chief Operating Officer and General Manager of the Company since March 1995. Mr. Blumenthal has served as the Senior Vice President and Chief Operating Officer of Pizza King Polska, a wholly owned subsidiary of the Company, since March 1995. Mr. Blumenthal served as General Manager of Hanna Holding Fast Foods from January 1991 to March 1994. As General Manager, Mr. Blumenthal was responsible for the operation of twenty (20) Burger King restaurants within Denmark, Sweden and Norway. From 1986 to 1990, Mr. Blumenthal owned and operated two franchised restaurants of C. & M. Foods, Inc., d/b/a Bojangles Chicken & Biscuits in Lilburn, Georgia. From 1968 to 1982, Mr. Blumenthal served as the Director of European Operations for the Burger King Corporation.

      JAMES F. MARTIN, C.P.A., has served as the Vice President, Chief Financial Officer and Director of the Company since April 1, 1997. Mr. Martin served as the Vice President and Chief Financial Officer of QPQ Corporation ("QPQ") from April 1996 to May 1997. Mr. Martin served as the Director of Finance for International Fast Foods Polska, S.P., z.o.o. and Pizza King located in the Republic of Poland, from November 1993 through February 1995. From May 1995 through September 1996, Mr. Martin was a 50% owner in an information systems and software consulting company located in South Florida. Additionally, Mr. Martin has nine (9) years of commercial banking experience.

      DR. MARK RABINOWITZ has served as a director of the Company since January 1996. Dr. Rabinowitz has also served as a director of QPQ from January 1996 to May 1997. Since 1983, Dr. Rabinowitz' principal occupations have been serving as a medical doctor for and the Vice President of Jose E. Gilbert and Mark Rabinowitz MDS, P.A. and as President and a medical doctor for and the President of Women's Centre for Health, Inc.

      LARRY H. SCHATZ has served as Vice Chairman of the Board of the Company since July 1997. Mr. Schatz has served as "of counsel" for the law firm of Grubman, Indursky & Schindler P.C. from January 1996. From 1991 through 1995 Mr. Schatz worked as an attorney in private practice. Mr. Schatz has a J.D. from Brooklyn Law School and a B.A. from The City University of New York.

      The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board. The Company's directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. The Company reimburses all directors for their expenses in connection with their activities as directors of the Company. It is anticipated that the directors will make themselves available to consult with the Company's management. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors except the Vice Chairman of the Board, who receives $25,000 annually for his services as director. Under the terms of the Burger King Corporation Development Agreement (as defined below), the Company is required to use its reasonable best efforts to elect Mr. Rubinson as a director and officer of the Company. Mr. Rubinson has agreed to serve in those capacities if elected.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the Company's fiscal year ended December 31, 1996, the Company's Board of Directors took action twelve (12) times by unanimous written consent.

      The Board does not currently have a stock, audit or nomination committee.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the aggregate compensation paid to the Named Executive Officers. None of the Company's other executive officers' total annual salary and bonus for the year ended December 31, 1996 was $100,000 or more.

                                                                            Long Term
                                             Annual Compensation(1)        Compensation
                                          -------------------------------  -------------
                                                                             Number of
                                  Fiscal                    Other Annual      Options        All Other
Name and Principal Position        Year     Salary          Compensation     Granted(2)     Compensation
----------------------------     -------- -------------     -------------  -------------    ------------
Mitchell Rubinson,                 1996     $181,093           $12,993(6)           0            -
Chief Executive Officer            1995     $159,976           $15,223(3)           0            -
                                   1994     $149,382           $ 5,912(4)           0(5)         -

Stephen R. Groth,*                 1996     $84,375(13)        $11,179(7)           0            -
Chief Financial Officer            1995     $117,962(8)        $12,084(9)           0            -
                                   1994     $150,000(10)       $16,396(11)          0(12)        -
______________________________

* Mr. Groth resigned his positions from the Company effective April 1, 1997.

(1)   The columns for "Bonus,"  "Restricted  Stock Awards" and "LTIP Payouts" have been omitted  because there is no compensation required to be reported in such columns.

(2)   See "Aggregated Fiscal Year-End Options Value Table" for additional information concerning options granted.

(3)   Represents an automobile allowance of $12,000 and medical insurance premiums of $3,223.

(4)   Represents medical insurance premiums of $5,912.

(5)   As of July 1, 1997 each of the  options  held by Mr.  Rubinson  was  amended  to reduce the stated
      exercise  price  therein to the fair market  value of the Common  Stock of such date  ($.40).  See
      "Option Repricings."

(6)   Represents an automobile allowance of $12,000 and medical insurance premiums of $993.

                                               6




(7)   Represents an automobile allowance of $7,687 and medical insurance premiums of $3,492.

(8)   Paid by the Company,  which figure includes $35,389 paid by QPQ Corporation ("QPQ") to the Company for Mr. Groth's services.

(9)   Represents an automobile allowance of $9,000 and medical insurance premiums of $3,084. Such figure also  represents  the  following  sums paid by QPQ to the Company  for Mr.  Groth's  services:  an automobile allowance of $2,700 and medical insurance premiums of $925.

(10)  Paid by the Company,  which  figures  include  $75,000 paid by QPQ to the Company for Mr.  Groth's services.

(11)  Represents an automobile  allowance of $4,500,  medical insurance premiums of $1,896 and a housing allowance in Poland of $10,000.  Such figure also represents the following sums paid by QPQ to the
      Company for Mr. Groth's services: an automobile allowance of $2,250, medical insurance premiums of
      $948 and a housing allowance in Poland of $5,000.

(12)  As of February  27, 1995 each of the  options  held by Mr.  Groth was amended to reduce the stated
      exercise  price  therein to the fair market value of the Common Stock on such date  ($1.375).  See
      "Option Repricings."

(13)  Paid by the  Company,  which  figure  includes  $1,869 paid by QPQ to the Company for Mr.  Groth's services.


EMPLOYMENT AGREEMENTS

      The Company entered into an employment agreement with Mitchell Rubinson, effective June 1, 1992. Mr. Rubinson's employment agreement provides that he will serve as Chairman of the Board, Chief Executive Officer and President for an initial term of three (3) years, which the Company may extend for up to two
(2) additional years. His annual salary for the first year is $125,000, subject to annual 10% increases. Additionally, Mr. Rubinson is entitled to receive an annual incentive bonus in the amount of 2.5% of the Company's net income, after tax. Pursuant to his employment agreement, Mr. Rubinson is required to devote such portion of his business time to the Company as may be reasonably required by the Company's Board of Directors. Mr. Rubinson is entitled to four weeks of paid vacation during the first year of the initial term and six weeks of paid vacation during any subsequent year of his employment with the Company. As of November 1, 1994, Mr. Rubinson's employment agreement with the Company was amended to provide that for each day of vacation that Mr. Rubinson elects not to take, the Company will pay him an amount of money equal to the quotient of his then annual salary divided by 260. Mr. Rubinson's employment agreement requires that he not compete or engage in any business competitive with the Company's business for the term of the agreement and for one year thereafter. Mr. Rubinson is, in addition to salary, entitled to certain fringe benefits including an automobile allowance. Mr. Rubinson's employment agreement provides for a payment of $125,000 in the event his employment is terminated by reason of his death or disability and a severance payment of twice the minimum annual salary then in effect plus the incentive bonus paid in the prior year, in the event his employment is terminated by the Company without cause. Mr. Rubinson's employment agreement does not provide for a severance payment in the event his employment is terminated for cause. On November 7, 1996, the Company amended its employment agreement with Mr. Rubinson pursuant to which the employment agreement was extended to December 31, 1999. The amended agreement provides for a minimum annual salary of $183,012.50, during the first year subject to a 10% annual increase for each of the remaining two years.

      The Company entered into an employment agreement with James F. Martin, effective July 1, 1997. Mr. Martin's employment agreement provides that he will serve as Chief Financial Officer of the Company and/or that of its subsidiaries or affiliates that may be founded, for an initial term of three (3) years, which the Company may extend for up to two (2) additional years. His annual salary for the first year is $85,000. Pursuant to his employment agreement, Mr. Martin is required to devote his full business time, attention and best efforts to the performance of his duties under the employment agreement. Mr. Martin is entitled to three (3) weeks of paid vacation during any year of employment. Mr. Martin is also entitled to an automobile allowance of $400 per month, however, Mr. Martin shall be responsible for all associated expenses relating to such automobile, including, without limitation, insurance, gas and repairs. Mr. Martin is eligible to receive stock option grants under the Company's Stock Option Plans in the discretion of the Company's Board of Directors or Option Committees. The Company has granted Mr. Martin a stock option to acquire 100,000 shares of the Company's Common Stock at an exercise price per share equal to the current price of the Common Stock on the date of the grant, such options to be exercisable in whole or in part and cumulatively as follows, provided in each case that Mr. Martin is an employee of the Company on the date of reference: (i) twenty percent (20%) one (1) year after the effective date of the employment agreement;
(ii) sixty percent (60%) two (2) years after the effective date of the employment agreement; and (iii) one hundred percent (100%) three (3) years after the effective date of the employment agreement. In the event Mr. Martin is required to move to Poland, the Company shall provide Mr. Martin an appropriate housing allowance, to be determined at that time. Mr. Martin's employment agreement provides for a payment of $20,000 in the event his employment is terminated by reason of his death or disability and a severance pay in the event Mr. Martin's employment is terminated without cause, such severance to be calculated as follows: (i) July 1, 1997 through June 30, 1998 a $20,000 severance amount; (ii) July 1, 1998 through June 30, 1999 a $15,000 severance amount; and (iii) July 1, 1999 through June 30, 2000 a $10,000 severance amount. Mr. Martin's employment agreement does not provide for a severance payment in the event his employment is terminated for cause. Mr. Martin's employment agreement requires that he not compete or engage in any business competitive with the Company's business for the term of the agreement and for a period of two (2) years thereafter.

      The Company entered into an employment agreement with Leon Blumenthal, effective July 1, 1997. Mr. Blumenthal's employment agreement provides that he will serve as the Company's Senior Vice President, Chief Operating Officer and General Manager, and shall serve as the President of International Fast Food Polska for an initial term of three (3) years, which the Company may extend for up to an additional two (2) years. His annual salary for the first year is $100,000. Additionally, under the terms of the employment agreement, Mr. Blumenthal shall be eligible to receive stock option grants under the Company's Stock Option Plans in the discretion of the Company's Board of Directors or Option Committees. The Company granted Mr. Blumenthal a stock option to acquire 100,000 shares of the Company's Common Stock at an exercise price of $.40 per share equal to the current price of the Common Stock on the date of the grant, such options to be exercisable in whole or in part and cumulatively according to the following schedule: (i) twenty percent (20%) one (1) year after the effective date of the employment agreement; (ii) sixty percent (60%) two (2) years after the effective date of the employment agreement; and (iii) one hundred percent (100%) three (3) after the effective date of the employment agreement. Mr. Blumenthal is, in addition to salary, entitled to certain fringe benefits including an automobile to use in connection with the performance of his duties under the agreement. Mr. Blumenthal shall be entitled to three (3) weeks of paid vacation during his employment. Mr. Blumenthal's employment agreement provides for a payment of $25,000 in the event his employment is terminated by reason of his death or disability and, in the event his employment is terminated without cause, Mr. Blumenthal is entitled to a severance payment as follows: if the termination occurs (i) on or prior to July 1, 1998, the severance amount will be $25,000; (ii) after July 1, 1998 but on or prior to July 1, 1999, the severance amount will be $20,000; and (iii) after July 1, 1999, the severance amount will be $15,000. Mr. Blumenthal's employment agreement does not provide for a severance payment in the event his employment is terminated for cause. Mr. Blumenthal's employment agreement requires that he not compete or engage in any business competitive with the Company's business for the term of the agreement and for two (2) years thereafter.

AGGREGATED FISCAL YEAR-END OPTIONS VALUE TABLE

      The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officers as of December 31, 1996. No stock options were exercised by the Named Executive Officers during the year ended December 31, 1996. No stock appreciation rights were granted or are outstanding.

                              Number of Unexercised Options Held   Value of Unexercised In-the-Money Options
                                    at December 31, 1996(1)                  at December 31, 1996
                              -----------------------------------  -----------------------------------------
          Name                  Exercisable        Unexercisable       Exercisable            Unexercisable
----------------------------  --------------    -----------------  ---------------------    ----------------

Mitchell Rubinson..........        150,000                    0           $     0                $     0
Stephen R. Groth...........         40,000               10,000           $     0                $     0
____________________________

(1)   The closing bid quotation for the  Company's  Common Stock as reported by the Wall Street  Journal on
      December 31, 1996 was $.16 and $.44 on July 22, 1997.

OPTION REPRICINGS

      Since the Company's inception, the Company has issued, pursuant to the terms of the 1993 Stock Option Plan and 1993 Directors Stock Option Plan, a number of stock options to directors, executive officers and key employees. See "Security Ownership" for more information regarding the options granted to Mitchell Rubinson and Stephen R. Groth. As of February 27, 1995 the exercise price of each of the stock options granted by the Company was above the fair market value of the Common Stock underlying the stock options. In an effort to provide the holders of the stock options additional incentive to use their best efforts on behalf of the Company, as of February 27, 1995 each of the stock option agreements between the Company and Mitchell Rubinson and Stephen R. Groth was amended to reduce the exercise price stated therein to the fair market value of the underlying Common Stock on such date ($1.375). On July 1, 1997 Mr. Rubinson's stock option agreement was amended to reduce the exercise price stated therein to $.40.


                              CERTAIN TRANSACTIONS

SHARED FACILITIES

      The Company has shared with QPQ the use and cost of office space, Suites 200, 206 and 210 at 1000 Lincoln Road, Miami, Florida. With respect to Suite 200, the Company and QPQ were responsible for $2,563 and $11,315, respectively, of the lease payments made in the year ended December 31, 1996 and $10,274 and $0, respectively, of the lease payments made in the year ended December 31, 1995. With respect to Suite 206, the Company and QPQ were ultimately responsible for $0 and $5,438, respectively, of the lease payments made in the year ended December 31, 1996 and $0 and $750, respectively, of the lease payments made in the year ended December 31, 1995. As of May 1997, the Company no longer shares office space with QPQ and has subleased Suite 210 to another Company.

      During 1996, the Company operated a Burger King restaurant adjacent to a Domino's pizza store operated by Pizza King Polska in Poland ("PKP"). The restaurant has its own counter service and kitchen area, but shares a common seating area. The Company and PKP are jointly and severally liable for, and costs are allocated between the companies with respect to the leasehold payments for the site.

CONSULTING AGREEMENT WITH QPQ CORPORATION

      On July 25, 1993 the Company entered into a three year consulting agreement (the "QPQ Consulting Agreement") with QPQ, of which Mitchell Rubinson and Capital Brands owned approximately 18% and 22.8%, respectively, of the outstanding common stock of QPQ as of April 15, 1995. Under the terms of the QPQ Consulting Agreement, the Company is required to assist QPQ generally with operational and administrative matters. Pursuant to the QPQ Consulting Agreement, as amended on July 27, 1994 and January 1, 1995, the Company provides to QPQ: (1) the services of the Company's Chief Financial Officer for not more than 30% of his business time; (2) the services of the Company's Controller for not more than 30% of his business time; and (3) the services of managerial, general office and staff personnel of the Company. In exchange for such services, QPQ is required to pay the Company: (1) 30% of the cost of all compensation and benefits provided by the Company to its Chief Financial Officer; (2) 27.5% of all compensation and benefits provided by the Company to its Controller; and (3) all costs and expenses incurred by the Company in connection with the services rendered pursuant to the QPQ Consulting Agreement. In the year ended December 31, 1996 and the year ended December 31, 1995, QPQ's obligations to the Company pursuant to the terms of the QPQ Consulting Agreement aggregated to $4,225 and $218,742, respectively. QPQ terminated the QPQ
Consulting Agreement with the Company in June 1996. In connection with the signing of the QPQ Consulting Agreement, QPQ granted the Company an option to purchase up to 250,000 shares of QPQ's Common Stock at an exercise price of $6.00 per share. This option was terminated in June 1996 for a $10,000 cash payment to the Company from QPQ.

      In April 1995, the Company's majority-owned subsidiary (85%), International Fast Food Polska ("IFFP"), entered into a consulting agreement (the "Subsidiary Consulting Agreement") with the wholly-owned subsidiary of QPQ, Pizza King Polska, pursuant to which IFFP has agreed to provide Pizza King Polska with all general staff and administrative support required by Pizza King Polska to operate its Domino's Store business. The services of Leon Blumenthal have been made available to Pizza King Polska and QPQ pursuant to the Subsidiary Consulting Agreement. In exchange for such services, IFFP receives from Pizza King Polska a sum equivalent to 10% of Pizza King Polska's sales and reimbursement of expenses. In the years ended December 31, 1996 and December 31, 1995, Pizza King Polska's obligations to IFFP pursuant to the terms of the Subsidiary Consulting Agreement aggregated to $64,999 and $116,723, respectively. In June 1996, the Subsidiary Consulting Agreement was terminated.

TRANSACTION WITH CAPITAL BRANDS

      In connection with the share exchange between CompScript and Capital Brands in April 1996, CompScript required Capital Brands to exchange 1,300,000 shares of Common Stock of the Company for 1,300,000 shares of Capital Brands Common Stock owned by Mitchell Rubinson and his wife Edda Rubinson. This transaction was consummated on April 26, 1996.

SECURITIES TRANSACTIONS

      In June 1996, after considering various alternatives including the market price for the Company's Common Stock, its trading volume and various time constraints, the Board of Directors authorized the issuance of 2,200,000 shares of the Company's Common Stock for a total purchase price of $110,000 to Mitchell Rubinson and his wife, Edda Rubinson. The Company used the proceeds from the sale of the shares for payment of interest on the Company's Convertible Subordinated Debentures.

      In September 1996, the Company had working capital needs and incurred additional expenses in connection with the BKC Litigation. The Board of Directors of the Company authorized the sale of 2,500,000 shares of the Company's Common Stock, of which the Company sold 250,000 shares each to Marilyn Rubinson, Jaime Rubinson and Kim Rubinson, the mother and daughters of Mitchell Rubinson, at $.10 per share.

      In November 1996, the Company had additional working capital needs. The Board of Directors of the Company authorized the sale of 500,000 shares of Common Stock of the Company. The Company sold 250,000 shares each to Jaime Rubinson and Kim Rubinson, the daughters of Mitchell Rubinson, at $.10 per share.

      In December 1996, the Company had outstanding an interest payment of approximately $125,000 in connection with its Convertible Subordinated Debentures and additional working capital needs. After considering various alternatives and factors, the Board of Directors of the Company authorized the sale of 1,500,000 shares of Common Stock of the Company to Marilyn Rubinson, the mother of Mitchell Rubinson, at $.10 per share.

      In January 1997, Marilyn Rubinson, the mother of Mitchell Rubinson, Jaime Rubinson and Kim Rubinson, Mr. Rubinson's daughters, purchased $300,000, $50,000 and $50,000 aggregate principal amount of convertible debentures, respectively. The debentures bear interest at 8% per annum and mature on January 13, 1999. The debenture are convertible into shares of the Company's Common Stock at $.10 per share. The proceeds from the sale of debentures were used to fund the cost and expenses in connection with the Company's litigation against Burger King Corporation and general working capital. In January 1997, Mr. Rubinson and his wife, Edda, purchased from the Company convertible debentures in the aggregate principal amount of $100,000. The debentures bear interest at 8% percent per annum and mature on January 13, 1999. The debentures convert into shares of the Company's Common Stock at $.10 per share. All of such holders have converted their entire holdings of debentures into an aggregate of 5,000,000 shares of the Company's Common Stock.

      Each party has taken the position that they have not entered into any contracts, arrangements, or understandings with Mr. Rubinson with respect to control of the Company.

LITIGATION FINANCING AGREEMENT; MERGER WITH LITIGATION FUNDING, INC.

      From September 1991 to May 1996, the relationship between the Company and Burger King Corporation ("BKC") was governed principally by the BKC Development Agreement (the "BKC Development Agreement") and by franchise agreements relating to each restaurant, as described below. Pursuant to the BKC Development Agreement, the Company was granted the exclusive right until September 24, 1996 to develop and to be franchised to operate Burger King Restaurants in Poland, with certain exceptions. During the term of the BKC Development Agreement, certain disputes arose between the Company and BKC and, on March 17, 1995, the Company and its majority owned (85%) subsidiary, IFFP (the Company and IFFP collectively referred to as the "IFFC Affiliates"), filed suit (the "BKC Litigation") against BKC in the Eleventh Circuit Court of the State of Florida. In their amended complaint, the IFFC Affiliates alleged, among other things, that BKC breached certain of its express and implied obligations under the BKC Development Agreement and the eight existing franchise agreements (the "Franchise Agreements") pertaining to IFFP's eight (8) Burger King restaurants. The IFFC Affiliates further alleged that in connection with BKC's sale of certain of its rights pursuant to the BKC Development Agreement and the Franchise Agreements, BKC failed to timely deliver to the IFFC Affiliates a complete and accurate franchise offering circular in accordance with rules promulgated by the Federal Trade Commission (the "FTC Count"). The IFFC Affiliates also alleged that BKC committed certain acts which constitute fraud and/or deceptive and unfair business practices. The IFFC Affiliates asked the court to, among other things, award them compensatory damages of not less than $15,000,000, punitive damages and certain costs and expenses.

      On March 11, 1997, BKC, the Company, IFFP and Mitchell Rubinson, individually and on behalf of Litigation Funding, Inc., a Florida corporation ("Funding"), entered into a Settlement Agreement. In connection with the execution of the Settlement Agreement, the Company and BKC entered into the New BKC Development Agreement (the "New BKC Development Agreement") and eight (8) new Franchise Agreements. BKC paid to the Company the sum of $5,000,000 (less $21,865 of royalties owed by IFFP to BKC for February 1997) for a net amount of $4,978,135. In addition, BKC forgave $499,768 representing all monies owed BKC by IFFP and the Company through January 31, 1997. Under the terms of the Settlement Agreement, a portion of such proceeds, not to exceed $2,000,000 cash may be used to immediately satisfy the actual legal fees and costs of the Company and IFFP incurred in connection with the BKC Litigation, including the Company's and IFFP's obligation under the agreement between the Company, IFFP and Funding. The remaining $3,000,000 is to be used by the Company and IFFP for the development of additional BKC restaurants in Poland or working capital for IFFP pursuant to the New BKC Development Agreement. The New BKC Development Agreement calls for certain cash contributions from BKC to the Company over the term of such Agreement and additional sums based upon an incentive arrangement when earned to be retained by the Company out of BKC's future royalties. The Company contributes these funds into a marketing fund administered by the Company. All parties to the litigation stipulated to dismissal of the litigation and executed mutual releases.

      The Company has entered into two (2) agreements specifically designed to assist it in financing the BKC Litigation. First, as of January 25, 1996, the IFFC Affiliates entered into an Agreement to Assign Litigation Proceeds (the "Funding Agreement") with Funding. This agreement was later amended in July 1996. Mitchell Rubinson, the Chairman of the Board, Chief Executive Officer and President of the Company is also the Chairman of the Board, Chief Executive Officer, President and the principal shareholder of Funding.
                                       11

      Pursuant to the amended Funding Agreement, Funding agreed to pay on behalf of the Company and/or IFFP up to $750,001 (the "Amount") for all expenses (including attorneys' fees, court costs and other related expenses, but not judgments or amounts paid in settlement) actually incurred by or on behalf of the Company and/or IFFP in connection with investigating, defending, prosecuting, settling or appealing the BKC Litigation and any and all claims or counterclaims of BKC against the Company and/or IFFP (collectively, the "BKC Matter"). Funding has paid all amounts it has been requested to pay pursuant to the Funding Agreement.

      In consideration of the Amount, the Company and IFFP each assigned to Funding a portion of any and all benefits and gross sums, amounts and proceeds that each of them may receive, collect, realize, otherwise obtain or benefit from in connection with, resulting from or arising in connection with the BKC Matter or any related claim, demand, appeal, right and/or cause of action of the IFFC Affiliates, including, but not limited to, amounts received or entitled to be received by the IFFC Affiliates in respect of (i) the gross proceeds of any court ordered decision or judgment (a "Judgment") entered in favor of the Company and/or IFFP, (ii) the Sales Proceeds (as such term is defined in the Agreement, the "Sales Proceeds") of any sale of the assets of the Company and/or IFFP to BKC, any of BKC's affiliates and/or any entity which is introduced to the IFFC Affiliates by BKC (collectively, the "BKC Entities") in connection with a settlement of the BKC Matter, (iii) any amounts paid in compromise or settlement (a "Settlement") of the BKC Matter in whole or in part, (iv) any liabilities or indebtedness of the Company or IFFP assumed or satisfied by the BKC Entities (the "Debt Relief Proceeds") and (v) the monetary value to the IFFC Affiliates of any concessions made by BKC with respect to its rights under (a) the Development Agreement and/or (b) the Franchise Agreements and any future franchise agreements between BKC and IFFP and/or the Company (the "Contract Modification Proceeds"). All of the IFFC Affiliates' rights, titles and interests, legal and equitable, in and to such aforementioned benefits and gross sums, amounts and proceeds are collectively referred to herein as the "Proceeds."

      Specifically, the Company and IFFP each individually assigned, set over, transferred and conveyed to Funding all of its right, title and interest in and to the sum of the following (the "Assigned Proceeds"): (i) seventy-five percent (75%) of the Proceeds to the extent that such amount does not exceed Funding's expenses ("Funding's Expenses"), which are defined as the sum of the aggregate amount of money paid by Funding as the Amount and the amount of money expended by Funding if it assumes the prosecution of the BKC Matter; (ii) seventy-five percent (75%) of any Proceeds, excluding any Sales Proceeds, in excess of the sum of Funding's Expenses and the IFFC Affiliates' expenses (the "IFFC Affiliates' Expenses"); and (iii) seventy-five percent (75%) of any Sales Proceeds in excess of the sum of Funding's Expenses and the IFFC Affiliates' Expenses.

      Subject to Funding's recovery of Funding's expenses, the Company and IFFP have retained the right to and shall be entitled to recover from the Proceeds the sum of (i) $303,731, and (ii) all of the amounts they may expend in the future in connection with the BKC Matter, before Funding shall be entitled to receive any other Proceeds.

      In connection with the execution and delivery of the Funding Agreement, the Company, IFFP, Funding and a law firm (the "Escrow Agent") entered into an Escrow Agreement. Pursuant to the Funding Agreement and the Escrow Agreement, except for Proceeds which the Escrow Agent cannot reduce to physical possession, all Proceeds, if any, resulting from the BKC Matter are to be delivered to the Escrow Agent before they are delivered to the IFFC Affiliates and/or Funding. The Escrow Agent is required to dispose of Proceeds only in accordance with (1) the joint written instructions of the Company, IFFP and Funding, or (2) the instructions of a court of competent jurisdiction. The Funding Agreement provides that the Escrow Agent shall first apply all Readily Available Cash Proceeds (as such term is defined below, the "Readily Available Cash Proceeds") to satisfy Funding's rights to Proceeds (assigned to Funding by the Company or
IFFP) before any non-Readily Available Cash Proceeds are delivered to Funding by the Escrow Agent on behalf of such company. Readily Available Cash Proceeds are defined to be all cash Proceeds payable to the Company, IFFP or Funding within one (1) year of a Judgement or Settlement. In the event that the Readily Available Cash Proceeds are not sufficient to satisfy Funding's rights in Proceeds (assigned to Funding by such company), then the Company and IFFP have each agreed to pay out of its individually available "cash and cash equivalents" (the "Cash Resources") an amount of Cash Resources to satisfy the deficiency. In the event that the Readily Available Cash Resources of a company are insufficient to cover the deficiency, such company, subject to Funding's agreement, will have the right to elect which assets it will deliver to Funding in satisfaction of Funding's rights to receive Proceeds. In the event that Funding is unable to agree with a company with respect to which assets such company will deliver to Funding, then the matter shall be submitted to a court of competent jurisdiction.
                                       12

      In consideration of the Amount, the Company also assigned to Funding a security interest (the "Security Interest") in its entire equity interest in IFFP (the "IFFP Stock"). The Security Interest secures the delivery to Funding of all the Assigned Proceeds. In order to perfect the Security Interest, the Company has agreed to take all such actions as are necessary under the laws of the Republic of Poland ("Poland") and the State of Florida to transfer title to the IFFP Stock to the Escrow Agent; provided, however, that the Company has retained beneficial ownership of the IFFP Stock, including the right to vote the IFFP Stock, unless Funding does not receive the Assigned Proceeds in accordance with the terms of the Funding Agreement and such nonreceipt is not rectified within 45 days (an "Event of Default"). The Company has further agreed to deliver to the Escrow Agent such documents as are necessary to file with the appropriate authorities in Poland to, if an Event of Default occurs, officially transfer legal and beneficial title to the IFFP Stock to Funding. The Company and Funding have agreed that record title to the IFFP Stock is being transferred to the Escrow Agent to provide Funding a perfected security interest in the IFFP Stock without being forced to rely on Poland's apparently deficient system of recording and perfecting security interests. If (1) Funding receives the Assigned Proceeds in accordance with the terms of the Funding Agreement or (2) it becomes apparent that Funding shall not ever be entitled to receive any Proceeds, then Funding is required to immediately issue a notice to the Escrow Agent with respect to the IFFP Stock, and the Security Interest is to be satisfied and extinguished.

      In connection with the settlement of the BKC Litigation, the New Development Agreement was entered into between BKC and the Company, which was then assigned by the Company to IFFP on March 14, 1997; however, the Company remains liable for the obligations contained in the New BKC Development Agreement. Pursuant to the New BKC Development Agreement, the Company has been granted the exclusive right until September 30, 2007 to develop and be franchised to operate Burger King restaurants in Poland with certain exceptions discussed below. Pursuant to the New BKC Development Agreement, the Company is required to open forty-five (45) Development Units during the term of the Agreement. Each traditional Burger King restaurant, in-line Burger King restaurant, or drive-thru Burger King restaurant shall constitute one unit. A Burger King kiosk restaurant shall, for purposes of the New BKC Development Agreement, be considered one quarter unit. Pursuant to the New BKC Development Agreement, the Company is to open three (3) Development Units through September 30, 1998, four (4) units beginning October 1, 1998 and ending September 30, 2001, and five (5) units in each year beginning October 1, 2001 and ending September 30, 2007.

      Pursuant to the New BKC Development Agreement, the Company shall pay BKC $1,000,000 as a development fee. However, the Company shall not be obligated to pay the development fee if the Company is in compliance with the development schedule by September 30, 1999, and has achieved gross sales of $11,000,000 for 12 months preceding the September 30, 1999 target date. If the development schedule has been achieved but gross sales were less than $11,000,000, but greater than $9,000,000, the development fee shall be reduced to $250,000. If the development fee is payable due to failure to achieve the performance targets set forth above, the Company, at its option, may either pay the development fee or provide BKC with the written and binding undertaking of Mr. Mitchell Rubinson, the Company's Chairman, that the Rubinson Group (as defined below) will completely divest themselves of any interest in the Company and the Burger King restaurants opened or operated by the Company in Poland within six (6) months of the date the development fee payment is due. The Rubinson Group shall include any entity that Mr. Rubinson or they directly or indirectly own an aggregate interest of ten percent (10%) or more of the legal or beneficial equity interest and any parent, subsidiary or affiliate of a Rubinson entity. Mr. Rubinson has personally guaranteed payment of the development fee.

      On May 9, 1997, the Company, IFFP and Funding entered into an agreement (the "LFI Agreement") whereby the parties acknowledged that Funding is owed certain amounts with respect to the "Contract Modification Proceeds", as a result of the settlement of the BKC Litigation and the terms of the initial Funding Agreement, including, but not limited to the value of the "marketing spendback" and "incentive marketing spendback" provisions of the New BKC Development Agreement, as such term is defined in the Funding Agreement.

      The Company issued a promissory note (the "Note") payable to Funding in the principal amount of $2,198,494, which sum is a portion of the net settlement proceeds due to Funding plus reimbursement of legal fees and costs paid by Funding on behalf of the Company and/or IFFP, less the remaining balance due to Funding which was paid by the Company in May 1997. The Note bears interest at prime plus one percent (1%), and matures on December 31, 1998. Interest is payable quarterly beginning on July 1, 1997. The Note may be prepaid in whole or in part at any time without penalty. The Note is collateralized by the Company's equity interest in IFFP. In addition, the Company remains liable to Funding for its interest in the economic value of the development agreement and its spend back and incentive spend back provisions.

      On July 14, 1997, the Company and IFFC Acquisition, Inc., a wholly-owned subsidiary of the Company ("Acquisition Sub") entered into a Merger Agreement with Funding and Mitchell and Edda Rubinson, the sole shareholders of Funding. Under the terms of the Agreement, Funding will be merged with and into Acquisition Sub. At the effective time of the Merger, shares of common stock of Funding will be converted into and shall become the right to receive 23,238,569 shares of common stock of the Company (subject to adjustment no later than August 14, 1997, such adjustment to reflect that number of shares equal to $3,021,014 (the value assigned to Funding) divided by the book value per share of the Company's common stock as at June 30, 1997).

LOAN TO QPQ CORPORATION

      On May 23, 1997, the Company entered into an Undertaking and Loan Agreement (the "Loan Agreement") with QPQ and Pizza King Polska, whereby the Company granted to QPQ a loan in the amount of Five Hundred Thousand Dollars ($500,000), plus interest at the rate of nine percent (9%) per annum (the "QPQ Loan"). By the terms of the Loan Agreement, the QPQ Loan shall be repaid by QPQ (in U.S. dollars) in full no later than three (3) months from the date of the Loan Agreement. QPQ has the right to prepay the principal amount without penalty. In order to secure the Company's rights under the Loan Agreement, QPQ has agreed to transfer to the Company Forty-One Thousand Two Hundred Fifty-Eight (41,258) shares of Common Stock of Pizza King Polska (the "PKP Shares") owned by QPQ pursuant to an Agreement on Transfer of Shares as Collateral dated May 23, 1997 (the "Transfer Agreement"). Under the Transfer Agreement, the Company agrees to transfer the PKP Shares back to QPQ upon full repayment of the QPQ Loan. In the event that QPQ defaults under the Loan Agreement, the Company shall be released from its obligation to transfer the PKP Shares back to QPQ and shall have the right to apply the PKP Shares against the sums due under the Loan Agreement or any agreement entered into pursuant to the Loan Agreement. The Loan Agreement and the Transfer Agreement are governed by the laws of Poland. On June 27, 1997, the Company agreed to permit QPQ to transfer the shares to Krolewska Pizza Sp.z.o.o. ("KP") and the Company further agreed to an assignment of QPQ's obligations to the Company to KP.

PURCHASE OF KROLEWSKA PIZZA SP.Z.O.O.

      On July 18, 1997, the Company entered into an Agreement for sale of shares with Tomasz Barylski (the "Barylski Agreement"), whereby the Company purchased from Tomasz Barylski ("Barylski") one hundred percent (100%) of Krolewska Pizza Sp.z.o.o., a limited liability company ("KP"), for a nominal consideration and assumption of all liabilities, including the obligations of KP to the Company under a $500,000 promissory note.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

NOMINEES

      Four (4) of the current members of the Board of Directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting and until their successors are elected and qualified. The Board of Directors has nominated for election as directors the four (4) persons indicated in the following table. In the election of directors, the proxy holders intend, unless directed otherwise, to vote for the election of the nominees named below. It is not anticipated that any of the nominees will decline or be unable to serve as director. If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated by the present Board of Directors to fill the vacancy.

      The following table gives certain information as to each person nominated for election as a director:

                             Director
Name                  Age      Since              Positions
----                  ---      -----              ---------

Mitchell Rubinson     50      12/91     Chairman of the Board, Chief Executive
                                        Officer and President

James F. Martin       36       4/97     Vice President, Chief Financial Officer,
                                        Treasurer and Director

Dr. Mark Rabinowitz   49       1/96     Director

Larry H. Schatz       51       7/97     Vice Chairman of the Board

      MITCHELL RUBINSON has served as the Chairman of the Board, Chief Executive Officer and President of the Company since its incorporation in December 1991. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of Capital Brands from March 1988 to April 26, 1996, and was the Treasurer of Capital Brands from March 1992 to April 1993. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of QPQ from July 1993 to May 1997 and served as the Chief Operating Officer of QPQ from October 1995 to May 1997.

      JAMES F. MARTIN has served as the Vice President, Chief Financial Officer and Director of the Company since April 1, 1997. Mr. Martin served as the Vice President and Chief Financial Officer of QPQ Corporation ("QPQ") from April 1996 to May 1997. Mr. Martin served as the Director of Finance for International Fast Foods Polska, S.P., z.o.o. and Pizza King located in the Republic of Poland, from November 1993 through February 1995. From May 1995 through September 1996, Mr. Martin was a 50% owner in an information systems and software consulting company located in South Florida. Additionally, Mr. Martin has nine (9) years of commercial banking experience.

      DR. MARK RABINOWITZ has served as a director of the Company since January 1996. Dr. Rabinowitz has also served as a director of QPQ from January 1996 to May 1997. Since 1983, Dr. Rabinowitz' principal occupations have been serving as a medical doctor for and the Vice President of Jose E. Gilbert and Mark Rabinowitz MDS, P.A. and serving as a medical doctor for and the President of Women's Centre for Health, Inc.

      LARRY H. SCHATZ has served as Vice Chairman of the Board of the Company since July 1997. Mr. Schatz has served as "of counsel" for the law firm of Grubman, Indursky & Schindler P.C. from January 1996. From 1991 through 1995 Mr. Schatz worked as an attorney in private practice. Mr. Schatz has a J.D. from Brooklyn Law School and a B.A. from The City University of New York.


           MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE

                                   PROPOSAL 2:

       PROPOSAL TO APPROVE THE INCREASE OF THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN TO 2,000,000 SHARES FROM 600,000 SHARES

      In order to continue to offer incentive compensation in the form of stock ownership in the Company and for the Company to be able to continue to issue stock options and other forms of stock-based incentive compensation under the Stock Option Plan, the compensation committee and the board have deemed it advisable to amend the Stock Option Plan to increase the number of shares authorized to be issued under the Stock Option Plan to 2,000,000 shares from 600,000 shares. In the opinion of the compensation committee and the Board, the authorization to issue additional shares would provide an additional incentive to attract and retain qualified and competent persons who provide management services or upon whose efforts and judgment the success of the Company and its subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons. The affirmative vote of the holders of a majority of shares of the Company's Common Stock voting at the Annual Meeting is necessary to approve the Amended Plan.

STOCK OPTION FEATURES

      The Amended Plan shall be administered by a Committee of the Company's Board of Directors, which shall consist of not less than two (2) Directors which interprets the Stock Option Plan and is authorized, in its discretion to grant options thereunder to all eligible employees of the Company including officers and directors whether or not employees of the Company. The Amended Plan provides for the granting of incentive stock options (as defined in Section 422(a) of Internal Revenue Code (the "Code")) and non-statutory options. Options can be granted under the Amended Plan on such terms and at such prices as determined by the Committee, except that in no event shall the exercise price per share of any incentive stock option be less than the fair market value of the shares underlying such option on the date the option is granted. Additionally, any person owning directly or indirectly at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the option price of such option is at least 110% of the fair market value of the shares subject to such option on the date the option is granted. Options otherwise qualifying as incentive stock options will not be treated as incentive stock options to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares, with respect to which options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year, exceeds $100,000.

      Options under the Amended Plan will be exercisable after the period or periods specified in the option agreement. Options granted under the Amended Plan are not exercisable after the expiration of ten (10) years from the date of grant and are non-transferrable other than by will or by laws of descent and distribution.

      Except as otherwise provided in the option agreements, each outstanding option shall become immediately fully exercisable: (i) if there occurs any transaction that has the result that the shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved transaction is subsequently abandoned); or (iii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company (unless such plan is subsequently abandoned). The Committee may, in its sole discretion, accelerate the date on which any option may be exercised and may accelerate the vesting of any shares subject to any option.

      Mitchell Rubinson owns options to purchase 150,000 shares of the Common Stock pursuant to the Company's 1993 Stock Option Plan that are immediately exercisable at an exercise price of $.40 per share. Additionally, Dr. Mark Rabinowitz owns options to purchase 50,000 shares of Common Stock that are immediately exercisable at an exercise price of $.40 per share. Mr. James Martin
                                      16
owns options to purchase 100,000 shares of Common Stock pursuant to an employment agreement that vest over a three (3) year period beginning in July 1998 at an exercise price of $.40. Larry H. Schatz owns options to purchase 50,000 shares of Common Stock that are exercisable at an exercise price of $.40. Leon Blumenthal owns options to purchase 100,000 shares of Common Stock that are exercisable at an exercise price of $.40. Mr. Schatz's options are immediately exercisable and Mr. Blumenthal's options vest over a three (3) year period beginning in July 1998.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of certain federal income tax consequences of option grants and exercises under the Amended Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

      The grant of incentive stock options to an employee does not result in any income tax consequences. The exercise of an incentive stock option does not result in any income tax consequences to the employee if the incentive stock option is exercised by the employee during his employment with the Company, or within a specified period after termination of employment due to death or retirement for age or disability under then established rules of the Company. However, the excess of the fair market value of the shares of stock as of the date of exercise over the option price is a tax preference item for purposes of determining an employee's alternative minimum tax. An employee who sells shares acquired pursuant to the exercise of an incentive stock option after the expiration of (i) two (2) years from the date of grant of the incentive stock option, and (ii) one (1) year after the transfer of the shares to him (the "Waiting Period") will generally recognize long term capital gain or loss on the sale.

      An employee who disposes of his incentive stock option shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over (b) the option price. Any additional amount realized on an Early Disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares. If the shares are sold for less than the option price, the employee will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

      The Company will not be entitled to a deduction as a result of the grant of an incentive stock option, the exercise of an incentive stock option, or the sale of incentive stock option shares after the Waiting Period. If an employee disposes of his incentive stock option shares in an Early Disposition, the Company will be entitled to deduct the amount or ordinary income recognized by the employee.

      The grant of non-qualified stock options under the Amended Plan will not result in the recognition of any taxable income by the participants. A participant will recognize income on the date of exercise of the non-qualified stock option equal to the difference between (i) the fair market value on that date of the shares acquired, and (ii) the exercise price. The tax basis of these shares for purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the option by an employee is subject to federal and state income and employment tax withholding.

      Generally, the Company will be entitled to a deduction in the amount reportable as income by the participant on the exercise of a non-qualified stock option.

        MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY'S 1993 STOCK OPTION PLAN

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of Moore Stephens Lovelace, P.L. served as the Company's independent public accountants for the fiscal year ended December 31, 1996. The Board of Directors has selected Moore Stephens Lovelace, P.L. as the Company's independent public accountants for the fiscal year ending December 31, 1997. One or more representatives of Moore Stephens Lovelace, P.L. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

      A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1998 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices no later than March 24, 1998.

                                       By Order Of The Board of Directors

                                       MITCHELL RUBINSON
                                       Chairman of the Board, Chief Executive
                                       Officer and President
Miami Beach, Florida
July 29, 1997

                       INTERNATIONAL FAST FOOD CORPORATION
                          1000 Lincoln Road, Suite 200
                              Miami, Florida 33139

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

      The undersigned holder of Common Stock of International Fast Food Corporation, a Florida corporation (the "Company"), hereby appoints Mitchell Rubinson and James F. Martin, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Company, to be held on Monday, August 18, 1997, at 9:00 a.m., local time, at Cheeca Lodge in Islamorada, Florida, and at any adjournment(s) or postponement(s) thereof.

      The Board of Directors unanimously recommends a vote FOR the election of all the director nominees listed in proposal (1) below and FOR the approval of proposal (2).

(1) Election of Mitchell Rubinson, Larry H. Schatz, James F. Martin and Dr. Mark Rabinowitz as directors of the Company.

      [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).
_____________________________________________________________________________

      [ ]  VOTE WITHHELD from all nominees.


(2) Proposal to approve the increase of the number of shares reserved for issuance under the Company's 1993 Stock Option Plan from 600,000 shares to 2,000,000 shares.

                   [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

(3) Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL (1) ABOVE AND "FOR" THE APPROVAL OF PROPOSAL (2).

                              (see reverse side)

                          (continued from other side)

      The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1996 Annual Report on Form 10-KSB.


                                          Dated: _________________________, 1997


                                          ______________________________________
                                                     (Signature)

                                          ______________________________________
                                              (Signature if held jointly)


                                          IMPORTANT: Please sign exactly as your
                                          name   appears   hereon  and  mail  it
                                          promptly  even  though you may plan to
                                          attend the  meeting.  When  shares are
                                          held by  joint  tenants,  both  should
                                          sign.   When   signing  as   attorney,
                                          executor,  administrator,  trustee  or
                                          guardian,  please  give full  title as
                                          such. If a corporation, please sign in
                                          full  corporate  name by  president or
                                          other   authorized   officer.   If   a
                                          partnership,     please     sign    in
                                          partnership name by authorized person.



                                          PLEASE MARK,  SIGN AND DATE THIS PROXY
                                          CARD  AND  PROMPTLY  RETURN  IT IN THE
                                          ENVELOPE  PROVIDED.  NO POSTAGE NECES-
                                          SARY IF MAILED IN THE UNITED STATES.













                                      2